UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 16, 2024

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2024-5

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-261901-20

Central Index Key Number of Issuing Entity: 0002039227

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-261901

Central Index Key Number of Depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

99-6196303

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2024, Santander Drive Auto Receivables LLC (“Santander Drive”) and Santander Consumer USA Inc. (“SC”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the sale of the following notes to be issued by Santander Drive Auto Receivables Trust 2024-5 (the “Issuer”): the Class A-2 4.88% Auto Loan Asset Backed Notes, the Class A-3 4.62% Auto Loan Asset Backed Notes, the Class B 4.63% Auto Loan Asset Backed Notes, the Class C 4.78% Auto Loan Asset Backed Notes and the Class D 5.14% Auto Loan Asset Backed Notes (collectively, the “Publicly Registered Notes”). The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-261901). The Issuer will initially retain the Class A-1 4.929% Auto Loan Asset Backed Notes (the “Retained Notes” and together with the Publicly Registered Notes, the “Notes”). It is anticipated that the Notes will be issued on October 29, 2024 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01. Other Events.

On the Closing Date, SC and Santander Drive will enter into a Purchase Agreement, to be dated as of the Closing Date (the “Purchase Agreement”), pursuant to which SC will transfer to Santander Drive certain motor vehicle retail installment sales contracts and installment loans relating to certain new and used automobiles, light-duty trucks, heavy-duty trucks, SUVs and vans (the “Receivables”) and related property. The Issuer, a Delaware statutory trust, was established by a Trust Agreement, dated as of December 21, 2023, which was amended and restated by an Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”) by and between Santander Drive and Wilmington Trust, National Association, as owner trustee. On the Closing Date, the Issuer will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), with Santander Drive, as seller, SC, as servicer, and Citibank, N.A., as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuer. On the Closing Date, the Issuer, SC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables after satisfaction of certain conditions. Also, on the Closing Date, the Issuer will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuer and the Indenture Trustee. Pursuant to the Indenture, the Issuer will cause the issuance of the Notes and will grant a security interest in the Receivables and other related property to secure the Notes. Also on the Closing Date, the Issuer, SC, as administrator, and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by SC of certain administration services on behalf of the Issuer relating to the Notes.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement and as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Substantially final versions of the transaction documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of October 16, 2024, among Santander Drive, SC and Wells Fargo Securities, LLC, as representative of the several underwriters.

4.1	Indenture, to be dated as of October 29, 2024, between the Issuer and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, to be dated as of October 29, 2024, between SC and Santander Drive.

10.2	Sale and Servicing Agreement, to be dated as of October 29, 2024, among the Issuer, Santander Drive, SC and the Indenture Trustee.

10.3	Administration Agreement, to be dated as of October 29, 2024, among the Issuer, SC, as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, to be dated as of October 29, 2024, between Santander Drive and Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee for the Issuer.

10.5	Asset Representations Review Agreement, to be dated as of October 29, 2024, among the Issuer, SC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2024	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Craig Shmoldas
	Name:	Craig Shmoldas
	Title:	Vice President